Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)
Direxion Monthly Small Cap Bear 2X Fund (DXRSX)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX)

Each a Series of the Direxion Funds

Supplement dated February 12, 2014 to the
Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”), each dated December 27, 2013

The Board of Trustees of the Direxion Funds (the “Trust”) has approved a reverse split of the issued and outstanding shares of the Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund (each a “Fund”, collectively the “Funds”).

Shareholders of record of each Fund on March 14, 2014 (the “Record Date”) will participate in the reverse split.  After the close of the markets on March 14, 2014, each Fund will effect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Monthly S&P 500® Bear 2X Fund	1 for 4	75%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	1 for 7	86%
Direxion Monthly Small Cap Bear 2X Fund	1 for 13	92%

As a result of the reverse split, every 4, 7 or 13 shares of a Fund will be exchanged for one share of the applicable Fund as indicated in the table above.  Accordingly, the number of each Fund’s issued and outstanding shares will decrease by the approximate percentage indicated in the table above.  In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately four-, seven or thirteen-times higher for the Funds.

The shares of each Fund will be offered on a split-adjusted basis on March 17, 2014.  The value of a shareholder’s investment will not be affected by a reverse split.  The tables below illustrate the effect of a hypothetical one for four, seven or thirteen reverse split anticipated for the Funds on a shareholder’s investment, as applicable and described above:

1 for 4 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$10	$1,000
Post-Split	25	$40	$1,000

1 for 7 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	70	$10	$700
Post-Split	10	$70	$700

1 for 13 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	130	$10	$1,300
Post-Split	10	$130	$1,300

*           *           *           *           *

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.